UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT – September 26, 2025
(Date of earliest event reported)

HONEYWELL INTERNATIONAL INC.
(Exact name of Registrant as specified in its Charter)

Delaware	1-8974	22-2640650
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

855 S. MINT STREET, CHARLOTTE, NC..................................................28202
......(Address of principal executive offices).................................................(Zip Code)

 Registrant’s telephone number, including area code: (704) 627-6200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1 per share	HON	The Nasdaq Stock Market LLC
3.500% Senior Notes due 2027	HON 27	The Nasdaq Stock Market LLC
2.250% Senior Notes due 2028	HON 28A	The Nasdaq Stock Market LLC
3.375% Senior Notes due 2030	HON 30	The Nasdaq Stock Market LLC
0.750% Senior Notes due 2032	HON 32	The Nasdaq Stock Market LLC
3.750% Senior Notes due 2032	HON 32A	The Nasdaq Stock Market LLC
4.125% Senior Notes due 2034	HON 34	The Nasdaq Stock Market LLC
3.750% Senior Notes due 2036	HON 36	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01    Regulation FD Disclosure

On October 1, 2025, Honeywell International Inc. (the “Company”) announced, in connection with the anticipated spin-off (the “Spin-Off”) of the Company’s Advanced Materials business into an independent, publicly traded company named “Solstice Advanced Materials Inc.” (“Solstice”), that its board of directors has approved a record date of October 17, 2025 (the “Record Date”) for the pro rata distribution (the “Distribution”) of all of the issued and outstanding shares of Solstice to the holders of Company common stock as of the close of business on the Record Date (the “Eligible Holders”). The Distribution is expected to be effective as of 12:01 a.m. (New York City time) on October 30, 2025 (the “Expected Distribution Date”). On the Expected Distribution Date, the Eligible Holders are expected to receive one share of Solstice common stock for every four shares of Company common stock they hold as of the close of business on the Record Date. Completion of the Distribution is conditioned upon the satisfaction or waiver of certain conditions, including, among other things, the Board of Directors of the Company having formally declared the Distribution, as set forth in the form of Separation and Distribution Agreement filed with the U.S. Securities and Exchange Commission (the “SEC”) as part of the registration statement on Form 10, which was also declared effective by the SEC on September 30, 2025.

A copy of the press release, which includes the matters set forth in Item 7.01 of this Current Report on Form 8-K and announces information regarding “ex-dividend” trading of shares of the Company’s common stock and “when‑issued” trading of shares of Solstice’s common stock, is furnished herewith as Exhibit 99.1.

The information contained in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of Section 18. Furthermore, the information contained in this report shall not be deemed to be incorporated by reference into any filing made under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated in such filing.

Item 8.01    Other Events

On September 30, 2025, Solstice issued 5.625% Senior Notes due 2033 in an aggregate principal amount of $1 billion (the “Notes”), issued pursuant to an indenture dated September 30, 2025 among Solstice, the guarantors named therein, and Deutsche Bank Trust Company Americas, as trustee (the “Indenture”). The Notes were sold in private placements to qualified institutional buyers in accordance with Rule 144A under the Securities Act, and outside the United States to non-U.S. persons in reliance on Regulation S under the Securities Act. The Notes bear interest at a rate of 5.625% per year. The proceeds from the Notes offering will be held in escrow until satisfaction of the conditions precedent to the Spin-Off and certain other escrow release conditions. If such conditions are not met by March 31, 2026, the Notes will be redeemed at 100% of principal plus accrued interest. The Notes are senior unsecured obligations of Solstice, guaranteed on a senior unsecured basis by certain of its domestic subsidiaries and, from and after the escrow release date, will be guaranteed on a senior unsecured basis by each of Solstice’s existing and future domestic subsidiaries that guarantees Solstice’s senior credit facilities.

Solstice will pay interest on the Notes on March 31 and September 30 of each year. The first such payment will be made on March 31, 2026. The Notes will mature on September 30, 2033. Solstice may redeem the Notes, in whole or in part, at any time on or after September 30, 2028 at the redemption prices set forth in the Indenture. Solstice may also redeem up to 40% of the aggregate principal amount of the Notes on or prior to September 30, 2028 in an amount equal to the net proceeds from certain equity offerings at the redemption price set forth in the Indenture.

Prior to September 30, 2028, Solstice may redeem the Notes, in whole or in part, at a price equal to 100% of the principal amount thereof, plus accrued and unpaid interest, if any, plus the applicable “make-whole” premium set forth in the Indenture. Upon certain events constituting a change of control under the Indenture, the holders of the Notes will have the right to require Solstice to offer to repurchase the Notes at a purchase price equal to 101% of their principal amount, plus accrued and unpaid interest, to (but not including) the date of purchase.

The Indenture, among other things, limits Solstice’s ability and the ability of its restricted subsidiaries to incur or guarantee additional indebtedness; pay dividends or distributions on, or redeem or repurchase, capital stock and make other restricted payments; make investments; consummate certain asset sales; engage in certain transactions with affiliates; grant or assume certain liens; and consolidate, merge or transfer all or substantially all of Solstice’s assets.

The Indenture also provides for customary events of default, which, if any of them occurs, may cause the principal of and accrued interest on the Notes to become, or to be declared, due and payable. Events of default (subject in certain cases to customary grace and cure periods), include, among others, nonpayment of principal or interest, breach of other covenants or agreements in the Indenture, failure to pay certain other indebtedness, failure to pay certain final judgments, failure of certain guarantees to be enforceable and certain events of bankruptcy or insolvency.

Cautionary Statement About Forward-Looking Statements
Certain statements in this Current Report on Form 8-K are forward-looking statements within the meaning of Section 21E of the Exchange Act. Forward-looking statements are those that address activities, events, or developments that management intends, expects, projects, believes, or anticipates will or may occur in the future. They are based on management’s assumptions and assessments in light of past experience and trends, current economic and industry conditions, expected future developments, and other relevant factors, many of which are difficult to predict and outside of the Company’s control. They are not guarantees of future performance, and actual results, developments and business decisions may differ significantly from those envisaged by the Company’s forward-looking statements. The Company does not undertake to update or revise any of the Company’s forward-looking statements, except as required by applicable securities law. The Company’s forward-looking statements are also subject to material risks and uncertainties, including ongoing macroeconomic and geopolitical risks, such as changes in or application of trade and tax laws and policies, including the impacts of tariffs and other trade barriers and restrictions, lower GDP growth or recession in the U.S. or globally, supply chain disruptions, capital markets volatility, inflation, and certain regional conflicts, that can affect the Company’s performance in both the near- and long-term. In addition, no assurance can be given that any plan, initiative, projection, goal, commitment, expectation, or prospect set forth in this Current Report on Form 8-K can or will be achieved. Some of the important factors that could cause the Company’s actual results to differ materially from those projected in any such forward-looking statements include, but are not limited to: (i) the ability of the Company to effect the Spin-Off described above and to meet the conditions related thereto; (ii) the possibility that the Spin-Off will not be completed within the anticipated time period or at all; (iii) the possibility that the Spin-Off will not achieve its intended benefits; (iv) the impact of the Spin-Off on the Company’s businesses and the risk that the Spin-Off may be more difficult, time-consuming or costly than expected, including the impact on the Company’s resources, systems, procedures and controls, diversion of management’s attention and the impact and possible disruption of existing relationships with regulators, customers, suppliers, employees and other business counterparties; (v) the possibility of disruption, including disputes, litigation or unanticipated costs, in connection with the Spin-Off; (vi) the uncertainty of the expected financial performance of the Company or Solstice following completion of the Spin-Off; (vii) negative effects of the announcement or pendency of the Spin-Off on the market price of the Company’s securities and/or on the financial performance of the Company; (viii) the ability to achieve anticipated capital structures in connection with the Spin-Off, including the future availability of credit and factors that may affect such availability; (ix) the ability to achieve anticipated credit ratings in connection with the Spin-Off; (x) the ability to achieve anticipated tax treatments in connection with the Spin-Off and future, if any, divestitures, mergers, acquisitions and other portfolio changes and the impact of changes in relevant tax and other laws; and (xi) the failure to realize expected benefits and effectively manage and achieve anticipated synergies and operational efficiencies in connection with the Spin-Off and completed and future, if any, divestitures, mergers, acquisitions, and other portfolio management, productivity and infrastructure actions. These forward-looking statements should be considered in light of the information included in this Current Report on Form 8-K and the Company’s Annual Report on Form 10-K and other filings with the SEC. Any forward-looking plans described herein are not final and may be modified or abandoned at any time.

Item 9.01    Financial Statements and Exhibits

(d) Exhibits

The following exhibits are filed as part of this report:

Exhibit #	Description
99.1	Press release issued by Honeywell International Inc. on October 1, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	October 1, 2025	HONEYWELL INTERNATIONAL INC.

By: /s/ Su Ping Lu
Su Ping Lu
Senior Vice President, General Counsel and Corporate Secretary